Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12 – INCOME TAXES

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company does not expect to pay any federal or state income tax for 2014 because it projects losses to exceed operating income in 2014. Accounting standards require the consideration of a valuation allowance for deferred tax assets if it is “more likely than not” that some component or all of the benefits of deferred tax assets will not be realized. Realization of deferred tax assets is dependent upon the generation of sufficient future taxable income. Management has determined that sufficient uncertainty exists regarding realizability of its net deferred tax assets and has provided a full valuation allowance of $1,156,732 and $336,050 against the net deferred tax assets as of December 31, 2014 and 2013, respectively. The net change in the total valuation allowance was an increase of $820,950 and $336,050 for the years ended December 31, 2014 and 2013, respectively. Based on these requirements no provision or benefit for income taxes has been recorded for deferred taxes. There were no unrecognized tax benefits at the end of the reporting period.

The Company calculated its estimated annualized effective tax expense rate at 0% for December 31, 2014. The Company had no income tax expense based on its pre-tax loss for the years ended December 31, 2014 and 2013.

Deferred tax assets (liabilities) consist of the following components as of:

	December 31, 2014	December 31, 2013
Deferred tax assets:
Loss carry forwards	$1,157,000	$336,050
Valuation allowance for deferred tax assets	(1,157,000)	(336,050)
Net deferred tax assets	$-	$-

The statutory income tax rate reconciliation for continuing operations to the effective rate is as follows:

	2014	2013
Statutory U.S. income tax rate	34.00%	34.00%
State taxes, net of federal tax effect	6.47	6.47
Change in valuation allowance	(34.22)	(26.04)
Other, including permanent differences	(6.24)	(14.43)
Effective income tax benefit rate	-%	-%

At December 31, 2014, the Company had net operating loss carryforwards for federal purposes of $3,260,000 and $2,765,000 for state income tax purposes that are available to offset future taxable income and begin to expire in the year 2029. At December 31, 2013, the Company had net operating loss carryforwards for federal purposes of $848,050 and $737,445 for state income tax purposes that are available to offset future taxable income and begin to expire in the year 2029.

The future utilization of federal net operating loss carryforwards is subject to certain limitations under Section 382 of the Internal Revenue Code. This section generally relates to a 50 percent change in ownership of a company over a three-year period. The issuance of additional shares could result in an “ownership change” under Section 382. Therefore, the ability to apply our net operating losses in the future may become limited.